EXHIBIT 10.1

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment No. 1”) is entered into as of January 21, 2014, by and among A.M. Castle & Co., a corporation organized under the laws of the state of Maryland (“Parent”), Advanced Fabricating Technology, LLC, a limited liability company organized under the laws of the state of Delaware (“AFT”), Paramont Machine Company, LLC, a limited liability company organized under the laws of the state of Delaware (“Paramont”), Total Plastics, Inc., a Michigan corporation (“TPI”; and together with Parent, AFT and Paramont, each individually a “US Borrower” and collectively, “US Borrowers”), A.M. Castle & Co. (Canada) Inc., a corporation organized under the laws of the province of Ontario, Canada (“Canadian Borrower”; and together with US Borrowers, each individually a “Borrower” and collectively, “Borrowers”), the financial institutions from time to time party to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), and Wells Fargo Bank, National Association, in its capacity as agent (in such capacity, “Agent”) pursuant to the Loan Agreement (as defined below) acting for and on behalf of the Secured Parties (as defined in the Loan Agreement).
R E C I T A L S:
WHEREAS, Borrowers, certain affiliates of Borrowers as Guarantors, the Lenders and the Agent entered into that certain Loan and Security Agreement, dated as of December 15, 2011 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced the “Loan Agreement”) and the Other Documents (as defined in the Loan Agreement);
WHEREAS, Parent has delivered to Agent the letter dated December 16, 2013 pursuant to which Parent, on behalf of Borrowers, has requested that Agent and Lenders increase the Maximum Credit by $25,000,000 such that, after giving effect to the increase, the Maximum Credit will be equal to $125,000,000; and
WHEREAS, Agent and the Lenders signatory hereto have agreed to increase the Maximum Credit and their respective Commitments on and subject to the terms and conditions set forth in this Amendment No. 1.
A G R E E M E N T:
NOW, THEREFORE, in consideration of the terms and provisions of this Amendment No. 1 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Existing Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

2.Amendments.
(a)Additional Definition. As used herein, the following term shall have the meaning given to it below and Section 1 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definition:
“Amendment No. 1” shall mean Amendment No. 1 to Loan and Security Agreement, dated as of January 21, 2014, by and among Borrowers, the Guarantors party thereto, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

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(b)Amendment to Definition of Maximum Credit. Effective as of the date of this Amendment No. 1, the definition of “Maximum Credit”, as set forth in Section 1.2 of the Loan Agreement, is hereby amended and restated in its entirety as follows:
““Maximum Credit” shall mean $125,000,000 (subject to adjustment as provided pursuant to the terms of Section 2.20 and Section 2.21).”
(c)Notice Address for Agent. The notice address for Agent, as set forth in Section 17.6 of the Loan Agreement, is hereby amended and restated in its entirety as follows:
“If to Agent or to        Wells Fargo Bank, National
Wells Fargo as Lender at:    Association
10 S. Wacker Drive, Suite 1300
Chicago, Illinois 60606
Attention: Portfolio Manager - A.M. Castle
Telephone: 312-332-0420
Facsimile: 312-332-0424”

(d)Amendment to Schedule C-1 to Loan and Security Agreement. Effective as of the date of this Amendment No. 1, Schedule C-1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

3.Acknowledgment of Maximum Credit Increase Effective Date. By its signature hereto, Agent, on behalf of itself and the Lenders signatory hereto, hereby acknowledges and confirms that all of the conditions set forth in Section 2.20(c) to the Loan Agreement have been satisfied and that the date of this Amendment No. 1 shall be deemed the “Maximum Credit Increase Effective Date” in accordance with such Section 2.20(c) to the Loan Agreement.

4.Conditions to Effectiveness. This Amendment No. 1 shall not be effective until each of the following conditions precedent is satisfied in a manner reasonably satisfactory to Agent and Lenders:
(a)the receipt by Agent of an original of this Amendment No. 1 (or an executed copy delivered by facsimile or other electronic transmission), duly authorized, executed and delivered by Borrowers and the Lenders signatory hereto; and
(b)the receipt by Agent of the Amendment No. 1 Fee Letter, duly authorized, executed and delivered by Borrowers, and the payment by Borrowers of the fees set forth therein;
(c)the receipt by Regions Bank of an Amended and Restated Revolving Credit Note reflecting its increased Commitment;
(d)the receipt by Agent of a certificate from the Chief Financial Officer of Administrative Borrower addressing such matters as Agent may reasonably request; and
(e)the receipt by Agent of an opinion(s) of counsel to Loan Parties addressing such matters as Agent may reasonably request.

5.Representations and Warranties of Borrowers and Guarantors. Each Borrower and Guarantor hereby represents, warrants and covenants with and in favor of Agent and Lenders as of the date hereof the following (which shall survive the execution and delivery of this Amendment No. 1):
(a)No consent, approval or other action of, or filing with, or notice to any Governmental Body is required in connection with the execution, delivery and performance of this Amendment No. 1;
(b)This Amendment No. 1 has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective

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stockholders or other holders of their Equity Interests (as applicable), and is in full force and effect as of the date hereof, and the agreements and obligations of the each Borrower and Guarantor contained herein constitute the legal, valid and binding obligations of such Borrower and such Guarantor, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;
(c)The execution, delivery and performance of this Amendment No. 1 (i) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers, and (ii) are not in contravention of law or the terms of such Borrower’s and such Guarantor’s certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or its property are bound;
(d)After giving effect to this Amendment No. 1, all of the representations and warranties set forth in the Loan Agreement and the Other Documents to which Borrowers and Guarantors are a party are true and correct on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and
(e)After giving effect to the terms of this Amendment No. 1, no Default or Event of Default has occurred and is continuing.

6.Reference to and Effect on the Loan Agreement. This Amendment No. 1 constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly amended pursuant hereto, no other amendments, modifications or waivers to the Loan Agreement and the Other Documents are intended or implied, and in all other respects the Loan Agreement and the Other Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent that any provisions of the Loan Agreement or any of the Other Documents are inconsistent with any provisions of this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

7.Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York, but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

8.Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 1 by telecopier or electronically shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telecopier or electronically also shall deliver an original executed counterpart of this Amendment No. 1, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1 as to such party or any other party.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties has signed this Amendment No. 1 as of the day and year first above written.
BORROWERS:

A.M. CASTLE & CO.

By:	/s/ Scott F. Stephens
Name: Scott F. Stephens
Title: Vice President, Chief Financial Officer & Treasurer

ADVANCED FABRICATING TECHNOLOGY, LLC

By:	/s/ Scott F. Stephens
Name: Scott F. Stephens
Title: Vice President, Treasurer

PARAMONT MACHINE COMPANY, LLC

By:	/s/ Scott F. Stephens
Name: Scott F. Stephens
Title: Vice President, Treasurer

TOTAL PLASTICS, INC.

By:	/s/ Scott F. Stephens
Name: Scott F. Stephens
Title: Vice President

A.M. CASTLE & CO. (CANADA) INC.

By:	/s/ Scott F. Stephens
Name: Scott F. Stephens
Title: Vice President, Finance, CFO & Treasurer

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[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Brandi Whittington
Name: Brandi Whittington
Title: Assistant Vice President

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[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Thomas H. Herron
Name: Thomas H. Herron
Title: Senior Vice President

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[AMENDMENT SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDERS:

REGIONS BANK,
as a Lender

By:	/s/ Bruce Kaspar
Name: Bruce Kaspar
Title: Attorney in Fact

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Exhibit A
to
Amendment No. 1 to Loan and Security Agreement

Commitments

Schedule C-1
to
Loan and Security Agreement

Commitments

Lenders	US Commitment	Canadian Commitment (*)	Swingline Commitment
Wells Fargo Bank, National Association	$40,500,000	$0	$12,500,000
Wells Fargo Finance Corporation Canada	$0	$11,000,000	$0
Bank of America, N.A.	$33,250,000	$0	$0
Bank Of America, N.A. (acting through its Canada Branch)	$0	$5,000,000
Regions Bank	$31,250,000	$0	$0
US Bank, National Association	$20,000,000	$0	$0
U.S. Bank National Association, Canada Branch	$0	$4,000,000
Total:	$125,000,000	$20,000,000	$12,500,000

(*) The Canadian Commitment is a sublimit of the US Commitment.

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